SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549
                              ---------------------


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 29, 2004



                              KEY TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)



           OREGON                        0-21820                 93-0822509
(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)





                                150 Avery Street
                          Walla Walla, Washington 99362
               (Address of principal executive offices) (Zip Code)



                                 (509) 529-2161
              (Registrant's telephone number, including area code)

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Item 7. Financial Statements and Exhibits.

     (c)  Exhibits.

     Exhibit No.      Description
     -----------      -----------

       99.1           Key Technology, Inc. Press Release, dated January 29, 2004



Item 12. Regulation FD Disclosure.

On January 29, 2004, Key Technology, Inc, ("Key") issued a press release regarding Key's financial results for its first fiscal quarter ended December 31, 2003. The full text of Key's press release, together with the related Statement of Selected Operating Information and Selected Balance Sheet Information, are attached hereto as Exhibit 99.1.

This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this current report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     KEY TECHNOLOGY, INC.



                                                     /s/ PHYLLIS BEST
                                                     ---------------------------
                                                     Phyllis Best
                                                     Chief Financial Officer

Dated:  January 29, 2004

                                  EXHIBIT INDEX


Exhibit No.           Description
------------------    ----------------------------------------------------------

   99.1               Key Technology, Inc. Press Release, dated January 29, 2004